Exhibit 2

British American Tobacco p.l.c.
(the “Company”)

Notification and public disclosure of transactions by persons discharging managerial responsibilities and persons closely associated with them

The Company has been notified by Computershare Investor Services PLC that on 1 November 2024 the following persons discharging managerial responsibilities acquired the following ordinary shares of 25p each in British American Tobacco p.l.c. as a result of the reinvestment of dividend income on shares held in a Computershare Nominee Account (“Share Plan Account”).

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	James Barrett
2	Reason for the notification
a)	Position/status	Director, Business Development
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Acquisition of shares as a result of the reinvestment of dividend income on shareholdings in Computershare’s Share Plan Account.
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£27.16479	16

d)	Aggregated information - Aggregated volume - Price	16 £434.64
e)	Date of the transaction	2024-11-01
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Michael Dijanosic
2	Reason for the notification
a)	Position/status	Regional Director, Asia-Pacific, Middle East and Africa
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Acquisition of shares as a result of the reinvestment of dividend income on shareholdings in Computershare’s Share Plan Account.
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£27.16479	1,296

d)	Aggregated information - Aggregated volume - Price	1,296 £35,205.57
e)	Date of the transaction	2024-11-01
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	James Murphy
2	Reason for the notification
a)	Position/status	Director, Research and Science
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Acquisition of shares as a result of the reinvestment of dividend income on shareholdings in Computershare’s Share Plan Account.
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£27.16479	128

d)	Aggregated information - Aggregated volume - Price	128 £3,477.09
e)	Date of the transaction	2024-11-01
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	David Waterfield
2	Reason for the notification
a)	Position/status	President and CEO, Reynolds American Inc.
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Acquisition of shares as a result of the reinvestment of dividend income on shareholdings in Computershare’s Share Plan Account.
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£27.16479	601

d)	Aggregated information - Aggregated volume - Price	601 £16,326.04
e)	Date of the transaction	2024-11-01
f)	Place of the transaction	London Stock Exchange (XLON)

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Javed Iqbal
2	Reason for the notification
a)	Position/status	Director, Digital and Information
b)	Initial notification /Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
a)	Description of the financial instrument, type of instrument Identification code	Ordinary shares of 25p each GB0002875804
b)	Nature of the transaction	Acquisition of shares as a result of the reinvestment of dividend income on shareholdings in Computershare’s Share Plan Account.
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		£27.16479	139

d)	Aggregated information - Aggregated volume - Price	139 £3,775.91
e)	Date of the transaction	2024-11-01
f)	Place of the transaction	London Stock Exchange (XLON)

Name of officer of issuer responsible for making notification: Nancy Jiang
Date of notification: 5 November 2024